UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  June 18, 2007

BIOSPECIFICS TECHNOLOGIES CORP.
(Exact name of registrant as specified in its charter)

Delaware	0-19879	11-3054851
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35 Wilbur Street
Lynbrook, NY  11563
(Address of Principal Executive Office) (Zip Code)

516.593.7000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Comment

Throughout this Current Report on Form 8-K, the terms “we,” “us,” “our” and “Company” refer to BioSpecifics Technologies Corp.

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 18, 2007 the Company entered into Change of Control Agreements with its directors, Paul Gitman, Henry Morgan, Michael Schamroth (each a “Director Change of Control Agreement”) and Thomas L. Wegman, who serves as a Director as well as the Company’s President (the “Wegman Change of Control Agreement”).  In order to ensure the continued service of its Directors, all of whom have served on the Board of Directors for many years, and its President, the Company determined that was in its best interest to provide certain protections to its Directors and to its President in the event that there is a change of control of the Company and their service as Directors or as President is terminated.

Pursuant to the terms of the Director Change of Control Agreement, in the event that the director’s service on the Board of Directors of the Company is terminated pursuant to a transaction resulting in a Change of Control, as described below, then (A) 100% of any options to purchase shares of common stock of the Company then held by the Director, which options are then subject to vesting, shall be accelerated and become fully vested and exercisable on the date immediately preceding the effective date of such termination and (B) if, on the date immediately preceding the effective date of such termination, the Director then holds shares of common stock of the Company that are subject to restrictions on transfer (“Restricted Stock”) issued to the Director in a transaction other than pursuant to the exercise of a stock option, then, such restrictions shall expire in their entirety on the date immediately preceding the date of termination and all of such shares of common stock shall become transferable free of restriction, subject to the applicable provisions of federal and state securities laws.

Pursuant to the terms of the Wegman Change of Control Agreement, in the event that Mr. Wegman’s employment with the Company is terminated by the Company without cause following a Change of Control or if Mr. Wegman terminates his employment with the Company for Good Reason following a Change of Control, each as described below, then (A) Mr. Wegman shall receive a payment by the Company equal to one-twelfth (1/12th) of his annual base salary at the time of such termination multiplied by twelve (12) months, to be payable in one lump sum not later than thirty (30) days after date of termination of his employment with the Company; (B) until the anniversary of such date of termination, Mr. Wegman shall be entitled to participate in the Company’s medical, dental, and life insurance plans at no greater cost than the cost he was paying immediately prior to the Change in Control; (C) 100% of any options to purchase shares of common stock of the Company then held by Mr. Wegman, which options are then subject to vesting, shall be accelerated and become fully vested and exercisable on the date immediately preceding the effective date of such termination and (D) if, on the date immediately preceding the effective date of such termination, Mr. Wegman then holds shares of Restricted Stock, issued to the Director in a transaction other than pursuant to the exercise of a stock option, then, such restrictions shall expire in their entirety on the date immediately preceding the date of termination and all of such shares of common stock shall become transferable free of restriction, subject to the applicable provisions of federal and state securities laws.

Under both the Director Change of Control Agreement and the Wegman Change of Control Agreement, a “Change of Control” shall mean the occurrence of any one of the following:

•
the acquisition by any “person” (as such term is defined in Section 3(a)(9) of the Securities Exchange Act of 1934), other than the Company or its affiliates, from any party of an amount of the capital stock of the Company, so that such person holds or controls 40% or more of the Company’s capital stock; or

•
a merger or similar combination between the Company and another entity after which 40% or more of the voting stock of the surviving corporation is held by persons other than the Company or its affiliates; or

•	a merger or similar combination (other than with the Company) in which the Company is not the surviving corporation; or

•	the sale of all or substantially all of the Company’s assets or business.

Under the Wegman Change of Control Agreement, “Good Reason” shall mean any of the following involuntary circumstances:

•
assignment to Mr. Wegman of any duties inconsistent in any material respect with the his position (including titles and reporting requirements), authority, duties or responsibilities as contemplated by the job description of his position, or any other action by the Company or its successor, which results in a diminution in such position, authority, duties or responsibilities, other than an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company promptly after receipt of written notice thereof given by Mr. Wegman;

•
a reduction in Mr. Wegman’s annual base salary (or an adverse change in the form or timing of the payment thereof), other than an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company promptly after receipt of written notice thereof given by Mr. Wegman; or the elimination of or reduction of any benefit under any bonus, incentive or other employee benefit plan in effect on the day immediately preceding the Change in Control, without an economically equivalent replacement, if Mr. Wegman was a participant or member of such plan on the day immediately preceding the Change in Control;

•
the Company’s or its successor’s requiring Mr. Wegman (i) to be based at any office or location more than 25 miles away from the office or location where he was performing services immediately prior to the Change in Control, or (ii) to relocate his or her personal residence, or (iii) the Company’s requiring Mr. Wegman to travel on Company business to a substantially greater extent than required immediately prior to the Change in Control.

A copy of the form of the Director Change of Control Agreement entered into with each of Paul Gitman, Henry Morgan, Michael Schamroth is attached hereto as Exhibit 10.1 and is incorporated by reference into this Item 1.01.  A copy of the Wegman Change of Control Agreement entered into with Thomas L. Wegman is attached hereto as Exhibit 10.2 and is incorporated by reference into this Item 1.01.  The foregoing descriptions of the Director Change of Control Agreement and the Wegman Change of Control Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the agreements.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

10.1	Form of Director Change of Control Agreement

10.2	Wegman Change of Control Agreement, between Thomas L. Wegman and BioSpecifics Technologies Corp., dated June 18, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 22, 2007	BIOSPECIFICS TECHNOLOGIES CORP. —————————————————— (Registrant) /s/ Thomas L. Wegman
—————————————————— Thomas L. Wegman President

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Director Change of Control Agreement

10.2	Wegman Change of Control Agreement, between Thomas L. Wegman and BioSpecifics Technologies Corp., dated June 18, 2007